                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 ____________

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):     April 23, 1997


                                  NIKE, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Oregon                        1-10635               93-0584541
 ---------------------------    -----------------------    -----------------
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)


                 One Bowerman Drive, Beaverton, Oregon  97005
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              (Address of Principal Executive Offices) (Zip Code)


                                (503) 671-6453
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             (Registrant's telephone number, including area code)


         ____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
          ------------

          On April 24, 1997, NIKE, Inc. (the "Company") filed a prospectus supplement dated April 23, 1997 and base prospectus dated November 29, 1996 relating to its Registration Statement on Form S-3, File No. 333-15953 (as amended, the "Registration Statement") relating to the offering and sale, from time to time, of up to $300,000,000 aggregate offering price of its Medium-Term Notes (the "Notes").

          On April 23, 1997, the Company entered into a Distribution Agreement (the form of which is attached hereto as Exhibit 1.1) with Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated and Salomon Brothers Inc (collectively, the "Agents") pursuant to which the Company appointed each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase the Notes from the Company.

          In connection with the commencement of its Medium-Term Note Program on April 23, 1997, pursuant to an Indenture among the Company and The First National Bank of Chicago (the form of which was filed as an exhibit to the Registration Statement), the Company delivered an Officers' Certificate (the form of which is attached hereto as Exhibit 4.1) to The First National Bank of Chicago, setting forth the terms of the Notes.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  The following exhibits are filed as part of this Report:

          1.1 Form of Distribution Agreement dated April 23, 1997 among NIKE, Inc. and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, together with Annex I and Annex II but excluding Annex III.

          4.1 Form of Officers' Certificate pursuant to the Indenture, dated as of December 13, 1996, between NIKE, Inc. and The First National Bank of Chicago, as Trustee, setting forth the terms of NIKE, Inc.'s Fixed Rate Medium-Term Note and Floating Rate Medium-Term Note, without annexes.

          4.2  Form of Fixed Rate Medium-Term Note.

          4.3  Form of Floating Rate Medium-Term Note.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 1997
                                  NIKE, Inc.
                                  By:               /s/ Robert S. Falcone
                                      ----------------------------------
                                      Name:  Robert S. Falcone
                                      Title: Vice President and
                                             Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
-------
 1.1 Form of Distribution Agreement dated April 23, 1997 among NIKE, Inc. and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, together with Annex I and Annex II but excluding Annex III.

 4.1 Form of Officers' Certificate pursuant to the Indenture, dated as of December 13, 1996, between NIKE, Inc. and The First National Bank of Chicago, as Trustee, setting forth the terms of NIKE, Inc.'s Fixed Rate Medium-Term Note and Floating Rate Medium-Term Note, without annexes.

 4.2      Form of Fixed Rate Medium-Term Note.

 4.3      Form of Floating Rate Medium-Term Note.